Exhibit 99.1

Alto Ingredients, Inc. Reports Third Quarter 2023 Results

Pekin, IL, November 6, 2023 – Alto Ingredients, Inc. (NASDAQ: ALTO), a leading producer and distributor of specialty alcohols and essential ingredients, reported its financial results for the quarter ended September 30, 2023.

“Our transition to provide high margin, differentiated specialty alcohols and essential ingredients in consumer, pharmaceutical, food, beverage and industrial products has greatly improved our financial profile over the past three years,” said Bryon McGregor, President and CEO of Alto Ingredients. “We continue to make good progress, yet we remain subject to operational and commodity market challenges. Our third quarter results reflect the contribution from stronger ethanol crush margins partially offset by the impact of unusually high unscheduled downtime that lowered our anticipated production volumes and shifted our mix toward lower margin products. Regardless, we delivered positive Adjusted EBITDA and positive operating cash flow for the quarter. We also completed numerous repairs and maintenance projects that we expect will benefit production going forward.

“Throughout our strategic realignment, we have been committed to creating and pursuing opportunities that target long-term profitability and maximize shareholder value. While the path has been and will continue to be dynamic, we remain agile and financially prudent and will continue to capitalize on the most promising and profitable opportunities. The preliminary findings from our primary yeast front-end engineering design study are promising, yet both our revenue upside and our projected installation costs increased significantly, reflecting inflationary pressures and supply chain constraints. Based on these findings, changing capital requirements, and current capital market conditions, we have extended our EBITDA expansion goals by six to twelve months. We continue to evaluate various funding alternatives with potential financing partners and will prioritize projects with the greatest return on investment within an appropriate time frame. We remain enthusiastic about the prospects and confident in our long-term growth strategy.”

Financial Results for the Three Months Ended September 30, 2023 Compared to 2022

●	Net sales were $318.1 million, compared to $336.9 million.

●	Cost of goods sold was $314.0 million, compared to $356.7 million.

●	Gross profit was $4.2 million, compared to a gross loss of $19.8 million.

●	Selling, general and administrative expenses were $8.5 million, compared to $7.4 million.

●	Operating loss was $4.3 million, compared to an operating loss of $27.2 million.

●	Net loss available to common stockholders, including a $2.8 million USDA cash grant, was $3.8 million, or $0.05 per share, compared to $28.4 million, or $0.39 per share.

●	Adjusted EBITDA, including the aforementioned USDA cash grant, was positive $4.7 million, compared to negative $20.6 million.

Cash and cash equivalents were $26.2 million at September 30, 2023, compared to $36.5 million at December 31, 2022. At September 30, 2023, the company’s borrowing availability included $53.4 million under its operating line of credit and $40 million under its term loan facility with an option to request up to an additional $25 million under the facility.

Financial Results for the Nine Months Ended September 30, 2023 Compared to 2022

●	Net sales were $949.3 million, compared to $1,007.2 million.

●	Cost of goods sold was $931.1 million, compared to $1,013.4 million.

●	Gross profit was $18.2 million, compared to a gross loss of $6.2 million.

●	Selling, general and administrative expenses were $24.3 million, compared to $24.0 million.

●	Operating loss was $6.7 million, compared to an operating loss of $30.3 million.

●	Net loss available to common stockholders, including a $2.8 million USDA cash grant, was $10.0 million, or $0.14 per share, compared to $9.5 million, including a $22.7 million USDA cash grant, or $0.13 per share.

●	Adjusted EBITDA, including the $2.8 million USDA cash grant, was $15.7 million, compared to $13.7 million, including the aforementioned $22.7 million USDA cash grant.

Third Quarter 2023 Results Conference Call

Management will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on Monday, November 6, 2023, and will deliver prepared remarks via webcast followed by a question-and-answer session.

The webcast for the conference call can be accessed from Alto Ingredients’ website at www.altoingredients.com. Alternatively, to receive a number and unique PIN by email, register here. To dial directly twenty minutes prior to the scheduled call time, dial (833) 630-0017 domestically and (412) 317-1806 internationally. The webcast will be archived for replay on the Alto Ingredients website for one year. In addition, a telephonic replay will be available at 8:00 p.m. Eastern Time on Monday, November 6, 2023 through 8:00 p.m. Eastern Time on Monday, November 13, 2023. To access the replay, please dial 877-344-7529. International callers should dial 00-1 412-317-0088. The pass code will be 7294905.

Use of Non-GAAP Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles ("GAAP") are useful measures of operations. The company defines Adjusted EBITDA as unaudited consolidated net income (loss) before interest expense, interest income, provision for income taxes, asset impairments, loss on extinguishment of debt, acquisition-related expense, fair value adjustments, and depreciation and amortization expense. A table is provided at the end of this release that provides a reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss). Management provides this non-GAAP measure so that investors will have the same financial information that management uses, which may assist investors in properly assessing the company's performance on a period-over-period basis. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA has limitations as an analytical tool and you should not consider this measure in isolation or as a substitute for analysis of the company's results as reported under GAAP.

About Alto Ingredients, Inc.

Alto Ingredients, Inc. (ALTO) is a leading producer and distributor of specialty alcohols and essential ingredients. The company is focused on products for four key markets: Health, Home & Beauty; Food & Beverage; Essential Ingredients; and Renewable Fuels. The company’s customers include major food and beverage companies and consumer products companies. For more information, please visit www.altoingredients.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements and information contained in this communication that refer to or include Alto Ingredients’ estimated or anticipated future results or other non-historical expressions of fact are forward-looking statements that reflect Alto Ingredients’ current perspective of existing trends and information as of the date of the communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements concerning Alto Ingredients’ plant improvement and other capital projects and other business initiatives and strategies, and their financing, costs, timing and effects, including, but not limited to, EBITDA and/or Adjusted EBITDA that Alto Ingredients’ expects to generate as a result of its projects, initiatives and strategies; and Alto Ingredients’ other plans, objectives, expectations and intentions. It is important to note that Alto Ingredients’ plans, objectives, expectations and intentions are not predictions of actual performance. Actual results may differ materially from Alto Ingredients’ current expectations depending upon a number of factors affecting Alto Ingredients’ business and plans. These factors include, among others, adverse economic and market conditions, including for fuel-grade ethanol, specialty alcohols and essential ingredients; export conditions and international demand for the company’s products; fluctuations in the price of and demand for oil and gasoline; raw material costs, including production input costs, such as corn and natural gas; and the cost, ability to fund, timing and effects of, including the financial and other results deriving from, Alto Ingredients’ plant improvement and other capital projects and other business initiatives and strategies. These factors also include, among others, the inherent uncertainty associated with financial and other projections; the anticipated size of the markets and continued demand for Alto Ingredients’ products; the impact of competitive products and pricing; the risks and uncertainties normally incident to the specialty alcohol production, marketing and distribution industries; changes in generally accepted accounting principles; successful compliance with governmental regulations applicable to Alto Ingredients’ facilities, products and/or businesses; changes in laws, regulations and governmental policies; the loss of key senior management or staff; and other events, factors and risks previously and from time to time disclosed in Alto Ingredients’ filings with the Securities and Exchange Commission including, specifically, those factors set forth in the “Risk Factors” section contained in Alto Ingredients’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2023.

Company IR and Media Contact:

Michael Kramer, Alto Ingredients, Inc., 916-403-2755, Investorrelations@altoingredients.com

IR Agency Contact:

Kirsten Chapman, LHA Investor Relations, 415-433-3777, Investorrelations@altoingredients.com

ALTO INGREDIENTS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Net sales	$318,127	$336,877	$949,315	$1,007,184
Cost of goods sold	313,966	356,716	931,137	1,013,406
Gross profit (loss)	4,161	(19,839)	18,178	(6,222)
Selling, general and administrative expenses	(8,488)	(7,403)	(24,281)	(24,028)
Asset impairments	—	—	(574)	—
Loss from operations	(4,327)	(27,242)	(6,677)	(30,250)
Interest expense, net	(2,000)	(340)	(5,299)	(859)
Income from cash grant	2,812	—	2,812	22,652
Other income (expense), net	26	(456)	104	(68)
Loss before provision for income taxes	(3,489)	(28,038)	(9,060)	(8,525)
Provision for income taxes	—	—	—	—
Net loss	$(3,489)	$(28,038)	$(9,060)	$(8,525)
Preferred stock dividends	$(319)	$(319)	$(946)	$(946)
Net loss available to common stockholders	$(3,808)	$(28,357)	$(10,006)	$(9,471)
Net loss per share, basic and diluted	$(0.05)	$(0.39)	$(0.14)	$(0.13)
Weighted-average shares outstanding, basic and diluted	73,191	73,011	73,464	71,815

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value)

	September 30,	December 31,
	2023	2022
ASSETS
Current Assets:
Cash and cash equivalents	$26,162	$36,456
Restricted cash	8,699	13,069
Accounts receivable, net	66,065	68,655
Inventories	57,092	66,628
Derivative instruments	3,974	4,973
Other current assets	6,213	9,340
Total current assets	168,205	199,121
Property and equipment, net	248,882	239,069
Other Assets:
Right of use operating lease assets, net	23,387	18,937
Intangible assets, net	8,645	9,087
Goodwill	5,970	5,970
Other assets	6,013	6,137
Total other assets	44,015	40,131
Total Assets	$461,102	$478,321

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(unaudited, in thousands, except par value)

	September 30,	December 31,
	2023	2022
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$23,990	$28,115
Accrued liabilities	16,644	26,556
Current portion – operating leases	4,044	3,849
Derivative instruments	7,249	6,732
Other current liabilities	6,488	12,765
Total current liabilities	58,415	78,017

Long-term debt	75,878	68,356
Operating leases, net of current portion	19,942	15,062
Other liabilities	8,870	8,797
Total Liabilities	163,105	170,232

Stockholders’ Equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; Series A: 0 shares issued and outstanding as of September 30, 2023 and December 31, 2022 Series B: 927 shares issued and outstanding as of September 30, 2023 and December 31, 2022	1	1
Common stock, $0.001 par value; 300,000 shares authorized; 76,115 and 75,154 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	76	75
Non-voting common stock, $0.001 par value; 3,553 shares authorized; 1 share issued and outstanding as of September 30, 2023 and December 31, 2022	—	—
Additional paid-in capital	1,040,747	1,040,834
Accumulated other comprehensive income	1,822	1,822
Accumulated deficit	(744,649)	(734,643)
Total Stockholders’ Equity	297,997	308,089
Total Liabilities and Stockholders’ Equity	$461,102	$478,321

Reconciliation of Adjusted EBITDA to Net Loss

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands) (unaudited)	2023	2022	2023	2022
Net loss	$(3,489)	$(28,038)	$(9,060)	$(8,525)
Adjustments:
Interest expense	2,000	340	5,299	859
Interest income	(179)	(38)	(590)	(341)
Asset impairments	—	—	574	—
Acquisition-related expense	700	875	2,100	2,625
Provision for income taxes	—	—	—	—
Depreciation and amortization expense	5,647	6,260	17,382	19,122
Total adjustments	8,168	7,437	24,765	22,265
Adjusted EBITDA	$4,679	$(20,601)	$15,705	$13,740

Commodity Price Performance

	Three Months Ended September 30,		Nine Months Ended September 30,
(unaudited)	2023	2022	2023	2022
Renewable fuel production gallons sold (in millions)	56.6	53.0	151.1	153.4
Specialty alcohol production gallons sold (in millions)	18.6	23.3	56.6	72.4
Third party renewable fuel gallons sold (in millions)	21.9	27.6	82.3	88.4
Total gallons sold (in millions)	97.1	103.9	290.0	314.2

Total gallons produced (in millions)	74.3	74.7	205.4	226.0

Production capacity utilization	84%	85%	78%	86%

Average sales price per gallon	$2.56	$2.70	$2.54	$2.66

Average CBOT ethanol price per gallon	$2.32	$2.51	$2.33	$2.50

Corn cost per bushel – CBOT equivalent	$5.49	$7.27	$6.21	$6.98
Average basis	1.11	1.08	0.79	0.80
Delivered cost of corn	$6.60	$8.35	$7.00	$7.78

Total essential ingredients tons sold (in thousands)	423.2	422.0	1,086.6	1,234.9
Essential ingredients revenues as % of delivered cost of corn	35.9%	30.4%	37.7%	33.2%

Segment Financials

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net sales
Pekin Campus, recorded as gross:
Alcohol sales	$128,554	$133,680	$388,629	$393,498
Essential ingredient sales	51,634	54,537	169,220	169,670
Intersegment sales	363	332	1,120	857
Total Pekin Campus sales	180,551	188,549	558,969	564,025
Marketing and distribution:
Alcohol sales, gross	$58,805	$55,262	$215,741	$172,746
Alcohol sales, net	74	308	292	975
Intersegment sales	3,392	3,121	8,734	9,360
Total marketing and distribution sales	62,271	58,691	224,767	183,081

Other production, recorded as gross:
Alcohol sales	$57,159	$64,492	$122,477	$191,483
Essential ingredient sales	17,841	24,439	40,614	66,748
Intersegment sales	37	3	99	14
Total Other production sales	75,037	88,934	163,190	258,245
Corporate and other	4,060	4,159	12,342	12,064
Intersegment eliminations	(3,792)	(3,456)	(9,953)	(10,231)
Net sales as reported	$318,127	$336,877	$949,315	$1,007,184

Cost of goods sold:
Pekin Campus	$179,995	$207,939	$546,591	$572,512
Marketing and distribution	58,051	55,159	212,923	173,670
Other production	73,584	91,663	165,401	261,514
Corporate and other	3,538	2,925	9,322	8,995
Intersegment eliminations	(1,202)	(970)	(3,100)	(3,285)
Cost of goods sold as reported	$313,966	$356,716	$931,137	$1,013,406

Gross profit (loss):
Pekin Campus	$556	$(19,390)	$12,378	$(8,487)
Marketing and distribution	4,220	3,532	11,844	9,411
Other production	1,453	(2,729)	(2,211)	(3,269)
Corporate and other	522	1,234	3,020	3,069
Intersegment eliminations	(2,590)	(2,486)	(6,853)	(6,946)
Gross profit (loss) as reported	$4,161	$(19,839)	$18,178	$(6,222)